SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [x]
Bulldog Investors, LLC
Attn: Phillip Goldstein
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663
Phone: 201 881-7100
Fax: 201 556-0097

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
Definitive Proxy Statement [x]
Definitive Additional Materials
Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-
12

Western Asset Corporate Loan Fund Inc.
(Name of Registrant as Specified in Its Charter)

Bulldog Investors, LLC
Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required [x].

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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computed pursuant to Exchange Act Rule 0-11 (Set forth the
amount on which the filing fee is calculated and state how it
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Fee paid previously with preliminary materials [].

Check box if any part of the fee is offset as provided by
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the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing [].

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   Bulldog Investors, LLC, 250 Pehle Avenue, Suite 708,
    Saddle Brook, NJ 07663 (201) 881-7111 // Fax: (201) 556-0097
      // pgoldstein@bulldoginvestors.com

					February 12, 2020


Dear Stockholder of Western Asset Corporate Loan Fund (TLI)

TLI's common shares have often traded at a discount of more than 10% below their net asset value ("NAV"). When a closed-end fund's shares trade at a wide discount, long-term stockholders that want to sell are harmed because they must accept a price far below NAV. We believe TLI needs truly independent directors that are more sensitive to the discount than the current directors, each of whom receives around $300,000 or more per year to oversee many Legg Mason funds. That is why, at the annual meeting, we will nominate three persons as directors who have no ties to Legg Mason.

			       DIRECTORS FOR LIFE

TLI's own proxy voting policy requires it to vote "against board-approved proposals to adopt anti-takeover measures." Yet, to entrench themselves, the board of directors has unilaterally replaced TLI's plurality vote standard for contested elections with a requirement that a challenger in a competitive election must obtain a majority of the votes entitled to be cast to be elected. Thus, even if a challenger receives more votes than an incumbent director of TLI, the result will likely be a so-called "failed election' which would leave the incumbent director in his or her position as a "holdover" (or unelected) director indefinitely.

This "rigged election" bylaw deprives stockholders of the ability to elect directors of their choice and violates the ethical standards Legg Mason expects from its portfolio companies. For example, a fund managed by Legg Mason states that its portfolio companies must have "a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, [that same fund] strongly encourages...a post-election director resignation policy...to promptly address situations involving holdover directors."

Legg Mason and the board of TLI seem to have forgotten that they have a fiduciary duty to establish a fair election procedure. Consequently, we are proposing that they replace TLI's new "rigged election" bylaw with this one: "The nominees that receive the most votes cast at a meeting at which a quorum is present shall be elected as directors."

				BUT WAIT, THERE'S MORE!

The board has authorized TLI to spend more than $200,000 to solicit proxies for the annual meeting. We expect to spend less than 25% of that on our solicitation. Apparently, cost is not a factor for Legg Mason as long it can be billed to TLI's stockholders. However, since management's proxy solicitation campaign is for the benefit of Legg Mason (who does not want truly independent directors), we think Legg Mason, not TLI's stockholders, should pay those solicitation expenses.

In sum, Legg Mason has elected to place its own interests above those of TLI's "mom and pop" stockholders. It is unfortunate that a formerly reputable fund manager like Legg Mason has become a poster child for bad corporate governance and self-serving behavior. Until it abides by the ethical principles it advocates for its portfolio companies, we think investors should be wary about entrusting their assets to Legg Mason. Your vote on the enclosed Green Proxy Card will encourage Legg Mason to mend its ways and remind it that it works for TLI's stockholders, not vice versa.

				***
  PLEASE RETURN THE ENCLOSED GREEN PROXY CARD TO VOTE FOR THE PROPOSAL TO RESCIND THE "RIGGED ELECTION" BYLAW AND FOR OUR NOMINEES. IF YOUR SHARES ARE HELD IN STREET NAME, YOU MAY VOTE ONLINE AT WWW.PROXYVOTE.COM OR BY TELEPHONE AT 1-800-454-8683. IF YOU
HAVE ALREADY RETURNED MANAGEMENT'S PROXY CARD (EVEN IF YOU VOTED AGAINST THE BOARD'S NOMINEES), YOU MUST STILL VOTE OUR GREEN PROXY CARD TO VOTE FOR OUR NOMINEES.

IF YOU HAVE ANY QUESTIONS ABOUT HOW TO VOTE YOUR PROXY, PLEASE CALL INVESTORCOM AT 1-877-972-0090.

						Very truly yours,

						/S/Phillip Goldstein

						Phillip Goldstein
						Managing Member
					        Bulldog Investors, LLC







PROXY STATEMENT OF BULLDOG INVESTORS, LLC IN OPPOSITION TO THE
SOLICITATION BY THE BOARD OF DIRECTORS OF WESTERN ASSET CORPORATE
 LOAN FUND INC. FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

Bulldog Investors, LLC ("Bulldog Investors") is sending this proxy statement and the enclosed GREEN proxy card to stockholders of Western Asset Corporate Loan Fund Inc. (the "Fund") of record as of January 7, 2020. We are soliciting a proxy to vote your shares at the 2020 annual meeting of stockholders (the "Meeting") scheduled for March 20, 2020. Please refer to the Fund's proxy soliciting material for detailed additional information concerning the Meeting and the matters to be considered by stockholders. This proxy statement and the enclosed GREEN proxy card are first being sent to stockholders on or about February 12, 2020.

			INTRODUCTION

There are three matters to be voted upon at the Meeting: (1) the election of three directors, (2) the ratification of PricewaterhouseCoopers LLP ("PwC") as the Fund's independent registered public accountants, and (3) a non-binding proposal to amend the Fund's bylaws in order to minimize the possibility of a failed election and holdover directors. We are soliciting a proxy to vote your shares FOR the election of the nominees named below and for each proposal.

			REASONS FOR THE SOLICITATION

The Fund's common shares have often traded at a discount of more than 10% below their net asset value ("NAV"). To insulate itself from stockholders that might want the board to take action to address a wide discount, the board of directors recently adopted an anti-takeover bylaw that makes it virtually impossible for stockholders to elect any directors other than the incumbents. We believe the board breached its fiduciary duty by adopting that bylaw and that the bylaw itself is illegal. This solicitation is intended to give stockholders an opportunity to express their views about the "rigged election" bylaw. We may litigate to challenge the validity of that bylaw.

			HOW YOUR PROXIES WILL BE VOTED

If you complete and return a GREEN proxy card to us, and unless you direct otherwise, your shares will be voted FOR our nominees, FOR the ratification of PricewaterhouseCoopers LLP ("PwC") as the Fund's independent registered public accountants, and FOR the bylaw proposal.




			VOTING REQUIREMENTS

As of January 7, 2020, the Fund had 9,938,962 shares of common stock. A stockholder is entitled to cast one vote for each share held. A quorum will exist if the holders of a majority of the Fund's outstanding shares are present or represented by proxy. If a quorum exists, (1) the affirmative vote of the holders of shares representing a majority of the votes entitled to be cast at the Meeting is required to elect each director; (2) for purposes of the election of directors, abstentions and broker non-votes are votes entitled to be cast, and will therefore have the same effect as votes "against" the election of that director; and (3) with respect to each of the other matters, (a) the affirmative vote of a majority of the votes cast by the stockholders will decide it and (b) abstentions and broker non-votes, if any, will not be counted as votes cast and therefore will have no effect on its outcome.

PROPOSAL 1: ELECTION OF DIRECTORS

Our affiliate intends to nominate the following persons for election as directors. Mr. Goldstein beneficially owns 19,403 shares. Neither
Mr. Dakos nor Mr. Das personally owns any shares of the Fund.
However, because of their role with Bulldog Investors, an investment advisor whose clients beneficially own 768,324 common shares of the Fund, Messrs. Goldstein and Dakos may be deemed to beneficially own such shares although they disclaim beneficial interest in all such shares except to the extent of any pecuniary interest in such clients' accounts. Our nominees are advocates for stockholder democracy, good corporate governance and enhancing stockholder value. There are no arrangements or understandings between any nominee and Bulldog Investors or its affiliates in connection with the nominations.

   Phillip Goldstein (born 1945) - Managing Member of Bulldog Investors, LLC (and its predecessor), an SEC-registered investment adviser that serves as the investment adviser to, among other clients, the Bulldog Investors group of private investment funds and Special Opportunities Fund, Inc., a registered closed-end investment company; Principal of the general partner of several private investment partnerships in the Bulldog Investors group of private funds; Chairman of the Mexico Equity & Income Fund, Inc.; Secretary and Chairman of Special Opportunities Fund, Inc.; Director of MVC Capital, Inc.; Director of Brookfield DTLA Fund Office Trust Investor; Secretary, Chairman, and member of the Transitional Investment Committee of High Income Securities Fund (f/k/a Putnam High Income Securities Fund); Director of The Swiss Helvetia Fund, Inc; Trustee of Crossroads Liquidating Trust; Chairman of Emergent Capital, Inc. (until 2017).

   Andrew Dakos (born 1966) - Managing Member of Bulldog Investors, LLC, an SEC-registered investment adviser that serves as the investment adviser to, among other clients, the Bulldog Investors group of private investment funds and Special Opportunities Fund, Inc., a registered closed-end investment company; Principal of the general partner of several private investment partnerships in the Bulldog Investors group of private funds; President and Director of Special Opportunities Fund; President and Chairman of The Swiss Helvetia Fund, Inc; President, Trustee and member of the Transitional Investment Committee of High Income Securities
   Fund (f/k/a Putnam High Income Securities Fund); Director of Brookfield DTLA Fund Office Trust Investor, Inc.; Trustee of Crossroads Liquidating Trust; Director of Emergent Capital, Inc. (until 2017); Director of the Mexico Equity & Income Fund
   (until 2015).

   Rajeev Das (born 1968) - Principal of the general partner of several private investment partnerships in the Bulldog Investors group of private investment funds; Head Trader of Bulldog Investors, LLC, an SEC-registered investment adviser that serves as the investment adviser to, among other clients, the Bulldog investors group of private investment funds and Special Opportunities Fund, Inc., a registered closed-end investment company; Director and Chairman of the Audit Committee of the Mexico Equity & Income Fund; Trustee and member of the Transitional Investment Committee of High Income Securities
   Fund (f/k/a Putnam High Income Securities Fund); Vice President of Special Opportunities Fund, Inc.; Secretary of The Swiss Helvetia Fund, Inc.

If no direction is made, this proxy will be voted in favor of the above nominees.

PROPOSAL 2: RATIFICATION OF PWC AS THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Please refer to the board's proxy statement for information regarding this proposal.

If no direction is made, this proxy will be voted FOR this proposal.

PROPOSAL 3: THE BOARD SHOULD AMEND THE BYLAWS TO PROVIDE THAT IN A CONTESTED ELECTION, A MAJORITY OF THE VOTES CAST IN THE ELECTION OF DIRECTORS SHALL BE REQUIRED TO ELECT A DIRECTOR.

The purpose of this non-binding proposal is to minimize the possibility of a failed election and holdover directors.

The board recently changed the bylaws to require a nominee for director to obtain a majority of the votes entitled to be (rather than actually) cast in the election of directors to be elected. The only conceivable purpose we can envision for this change is to prevent stockholders from being able to elect the nominees of their choice because any competitive election is almost certain to result in a so-called "failed election" which would leave the incumbent directors in their positions as "holdover" (or unelected) directors - even if they receive fewer votes than their opponents.

We believe the board's adoption of a bylaw designed to prevent stockholders from electing the directors they want to represent them violates the Investment Company Act of 1940 (which requires every share of stock issued by a fund to have equal voting rights with every other share) and is a breach of fiduciary duty. Therefore, the new "rigged election" bylaw should be replaced with the following one: "The nominees that receive the most votes cast at a meeting at which a quorum is present shall be elected as directors."

If no direction is made, this proxy will be voted FOR this proposal.

      		REVOCATION OF PROXIES

You may revoke your proxy by executing and delivering a later dated proxy or by voting in person at the Meeting. Attendance at the Meeting will not by itself revoke a proxy. There is no limit on the number of times you may revoke your proxy and only your most recent proxy will be counted.

		THE SOLICITATION

We intend to solicit proxies by mail, and may utilize other means, e.g., telephone or the internet. Our proxy materials are available at: www.bulldoginvestorsproxymaterials.com. Persons affiliated with or employed by us may assist us in the solicitation of proxies. Banks, brokerage houses and other securities intermediaries will be requested to forward this proxy statement and the enclosed GREEN proxy card to the beneficial owners for whom they hold shares of record. We will reimburse these organizations for their reasonable out-of-pocket expenses.

Initially, we will bear the expenses related to this proxy solicitation. Because we believe that all stockholders will benefit from this solicitation, we intend to seek, subject to any applicable regulatory requirements, reimbursement of our expenses from the Fund. Stockholders will not be asked to vote on the reimbursement of these expenses, which we estimate will be $50,000.

		PARTICIPANTS

As of January 7, 2020, Bulldog Investors, 250 Pehle Avenue, Suite 708, Saddle Brook, NJ 07663, the soliciting stockholder, beneficially owned 768,324 common shares of the Fund which were purchased between December 14, 2018 and November 26, 2019.


February 10, 2020











		PROXY CARD

THIS PROXY IS SOLICITED BY BULLDOG INVESTORS, LLC IN OPPOSITION TO THE SOLICITATION BY THE BOARD OF DIRECTORS OF WESTERN ASSET CORPORATE LOAN FUND INC. INC. (THE "FUND") FOR THE FUND'S 2020 ANNUAL MEETING OF
STOCKHOLDERS (THE "MEETING").

The undersigned hereby appoints John Grau and Phillip Goldstein and each of them, as the undersigned's proxies, with full power of substitution, to attend the Meeting and any adjourned or postponed Meeting, and to vote on all matters that come before the Meeting the number of shares that the undersigned would be entitled to vote if present in person, as specified below.

(INSTRUCTIONS: Mark votes by placing an "x" in the appropriate [  ].)

1. ELECTION OF DIRECTORS.

[  ] FOR PHILLIP GOLDSTEIN	        [  ] WITHHOLD AUTHORITY

[  ] FOR ANDREW DAKOS			[  ] WITHHOLD AUTHORITY

[  ] FOR RAJEEV DAS			[  ] WITHHOLD AUTHORITY

2: RATIFICATION OF PRICEWATERHOUSECOOPERS LLP ("PWC") AS THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

FOR [  ]		   AGAINST [  ]		            ABSTAIN [  ]

3. THE BOARD SHOULD AMEND THE BYLAWS TO PROVIDE THAT IN A CONTESTED ELECTION, A MAJORITY OF THE VOTES CAST IN THE ELECTION OF DIRECTORS SHALL BE REQUIRED TO ELECT A DIRECTOR.

FOR [  ]		   AGAINST [  ]			   ABSTAIN [  ]

Please sign and date below. Your shares will be voted as directed.
If no direction is made, this proxy will be voted FOR the election of the above nominees as Director and FOR each proposal. The undersigned hereby acknowledges receipt of the proxy statement dated February 10, 2020 of Bulldog Investors and revokes any proxy previously executed.


Signature(s) _______________________ 	Dated: ______________